UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 27, 2017
Republic Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14267	65-0716904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way
Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 627-2700
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On July 27, 2017, Republic Services, Inc. (the Company) issued a press release containing information about the Company’s financial results for the three and six months ended June 30, 2017. A copy of this press release, which also contains information about the Company’s full-year 2017 guidance, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Full-Year 2017 EPS Guidance
The Company raised its full-year diluted earnings per share guidance and expects it to be in a range of $2.32 to $2.35 and adjusted diluted earnings per share to be in a range of $2.36 to $2.39. Adjusted diluted earnings per share excludes the impact of restructuring charges, withdrawal costs - multiemployer pension funds, gain/(loss) on disposition of assets and impairments, net, and incremental contract startup costs - large municipal contract.
We believe that presenting adjusted diluted earnings per share provides an understanding of operational activities before the financial impact of certain items. We use this measure, and believe investors will find it helpful, in understanding the ongoing performance of our operations separate from items that have a disproportionate impact on our results for a particular period. We have incurred comparable charges in prior periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Although our business regularly incurs startup costs under municipal contracts, we have specifically identified startup costs with respect to an individual municipal contract (and do not adjust for other startup costs under other contracts in 2017). We do this because we believe the costs involved with this particular municipal contract are of an unusual nature for the time period in which they are incurred. Our definition of adjusted diluted earnings per share may not be comparable to similarly titled measures presented by other companies.
Item 8.01 Other Events
On July 27, 2017, the Company issued a press release announcing that its board of directors approved a 2.5 cent increase in the Company's regular quarterly dividend to $0.345 per share. A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of Republic Services, Inc. issued July 27, 2017 to announce the financial results for the three and six months ended June 30, 2017.
99.2	Press release of Republic Services, Inc. issued July 27, 2017 to announce the board of directors' approval of a 2.5 cent increase in the Company's regular quarterly dividend to $0.345 per share.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC SERVICES, INC.

Date:	July 27, 2017	By:	/S/ CHARLES F. SERIANNI
Charles F. Serianni
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Date:	July 27, 2017	By:	/S/ BRIAN A. GOEBEL
Brian A. Goebel
Vice President and Chief Accounting Officer (Principal Accounting Officer)

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